Exhibit 99.2

Fourth Quarter and Full Year 2010
Financial Results
Supplemental Slides

Forward-Looking Statements
Except for historical information discussed, the statements made today and listed within the following presentation slides are forward-looking statements that involve risks and uncertainties. Investors are cautioned that such statements are only predictions and that actual events or results may differ materially.
These forward-looking statements speak only as of the date this presentation was originally given. We undertake no obligation to publicly release the results of any revisions to the forward-looking statements made today, to reflect events or circumstances after today or to reflect the occurrence of unanticipated events.
To facilitate comparisons and enhance understanding of core operating performance, certain financial measures have been adjusted from the comparable amount under Generally Accepted Accounting Principles
(GAAP). A detailed reconciliation of adjusted numbers to GAAP is posted the Investor Relations section of our Web site at http://ir.omnicare.com.

Table of Contents
Fourth Quarter 2010 Highlights……………………………………………….
Operating Metrics - Script Data……………………………………………….
Operating Metrics - Bed Data…………………………………………………
Adjusted Gross Profit………………...………………………………………...
Adjusted Net Income……………………………………………………………
Cash Flows………………………………………………………………………
Cash Deployment………………..……………………………………………
Capital Structure……………………………………………………………….
2011 Drivers……………….……………………..……………………………
2011 Guidance………..…...…………………………………………………..
Longer-Term Objectives………………………………………………………
Appendix………………………………………………………………………..
Working Capital Management………………………………………………..
Selected Branded Drug Patent Expirations…………………………….......
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Fourth Quarter 2010 Highlights
• Scripts dispensed increased 2.1% sequentially
 – Scripts benefitted from a full quarter’s impact of the CCRx acquisition
 – Utilization relatively even sequentially
 – Census was lower, although rate of decline improved again sequentially
• Qtr. ending number of beds served(1) even sequentially
 – Patient assistance programs up 5,000; LTC beds 5,000 lower
 – Losses 3.7% lower sequentially, 25.7% lower compared to 4Q09
• Net sales, gross profit higher sequentially; gross margin even at 22.0%
• Adjusted EBITDA(2),(3) up 4.4% sequentially to $146.9 million; margin expansion of 30 basis points to 9.4%
• Adjusted EPS(2),(3) of $0.51; 1.9% lower sequentially from $0.52 due to higher effective tax rate in 4Q10
• $21.9 million returned to shareholders through dividends and share repurchases
4
(1) Includes patients served under patient assistance programs
(2) Excludes discontinued operations
(3)  Excludes special items. A reconciliation of non-GAAP information has been attached to our press release and is also available on our
         Web site under ‘Supplemental Financial Information’ from the ‘Investors’ page.

Operating Metrics
Script Data

(1) Excludes scripts dispensed in Omnicare’s specialty businesses and other non-institutional settings.
(2) Generic prescriptions dispensed as a percentage of institutional pharmacy scripts.
• Scripts up 2.1% sequentially largely due to:
 • Increase in the avg. number of beds
 served during the quarter (full
 quarter benefit of CCRX acquisition)
• Growth in average number of beds served
 was partially offset by slightly lower
 occupancy rates at customer facilities
 (although the trend improved) from 3Q10
• Utilization was essentially even

Operating Metrics
Bed Data

(1) Beds reported as capacity in institutional settings and unique patients serviced in non-institutional settings (clinic, retail, hospice)
(2) PAP programs served by Omnicare’s specialty pharmacy business.
• 3.7% sequential improvement in bed losses - improved performance despite initiative to exit more accounts for contractual terms/A/R issues
• Additions up 29.4% compared to 4Q09, although lower sequentially due to decline in acquisitions and organic adds
• Beds added by acquisition:
 • 4Q10 - 12,000
 • 3Q10 - 44,000
 • 4Q09 - 5,000

Adjusted Gross Profit (1)

(1) Each amount is reported independently. The sum of the individual amounts may not equal the sum of the separately presented amounts due to rounding.
(2) Excludes discontinued operations.
(3) Excludes special items. A reconciliation of non-GAAP information has been attached to our press release and is also available on our
       Web site under ‘Supplemental Financial Information’ from the ‘Investors’ page.
(4) Includes all scripts dispensed in the Company’s Pharmacy Services segment.

Adjusted Net Income (1),(2)

(3) The 4Q 2010 and 3Q2010 periods have been computed using basic weighted average shares outstanding only, as the impact of the Company’s potentially dilutive instruments was anti-dilutive during the period due to the GAAP net loss incurred.
(4) 4Q 2009 results included a favorable income tax adjustment of approximately $13.0 million, or 11 cents per diluted share, primarily attributable to the reversal of certain unrecognized tax benefits for tax positions settled through the expiration of statutes of limitations.

Cash Flows

(1) Excludes benefit plan payments funded with rabbi trust assets.
• Sequential decrease in operating cash flow reflects decrease in adjusted net income, which was partially offset by improvements in working capital (driven by lower accounts receivable balance; DSOs were lower by approximately 4 days sequentially)
• 3Q10 Operating cash flow includes approximately $21 million related to previously announced settlement agreement with states of MA and MI; approximately $7 million of separation-related payments(1) related to three former Omnicare executives

Cash Deployment

(1) During the second quarter of 2010, Omnicare issued $400 million of 7.75% Senior Subordinated Notes due 2020 and tendered $217 million of 6.75% Senior
 Subordinated Notes due 2013. During the fourth quarter of 2010, Omnicare issued $575 million convertible debentures due 2025 and repurchased
        $525 million of 3.25% convertible debentures due 2035 with a put option in 2015.
(2) Cumulative % Returned = (Dividends Paid + Share Repurchases) / 12/31/09 Market Capitalization of $2,908.4 million.
• Full-year 2010 acquisition spend
 largely driven by CCRX acquisition
• 4Q10 dividend of $0.0325 per share
• Repurchased an additional 0.8
 million shares ($18.2 million) during
 4Q10 (4.4 million shares
 repurchased in 2010)
• $99.1 million of authorization
 remaining under current share
 repurchase program as of Dec. 31,
 2010.

(1) Assumes convertible debentures due 2035 are put to the company in 2015 with related tax capture included.
(2) Debt amounts shown exclusive of unamortized debt discount.
(3) In $ millions
Capital Structure
Recent capital restructuring initiatives have extended maturities, providing more flexibility for capital allocation strategies

2011 Drivers
Major 2011 Drivers	1st Half 2011	2nd Half 2011
• Brand-to-generic and drug price inflation	Positive	Positive
• Annualized pricing adjustments	Negative	Neutral
• Annualized impact of bed losses	Negative	Neutral
• Impact of payroll costs	Negative	Negative
• Productivity improvements	Positive	Positive
2011 drivers point to a stronger 2nd half than 1st half

2011 Guidance

(1) Guidance provided on February 24, 2011.
(2) Excludes special items and discontinued operations.
(3) Excludes discontinued operations, but 2010 includes litigation settlements, tender premiums, and certain separation-related payments related to three former Omnicare executives
	2010 Results	2011 Guidance (1)	% Change
• Revenues	$6.1B	$6.0B to $6.1B	-1.6% to 0.0%
• Adjusted EPS (2)	$2.10	$2.05 to $2.15	-2.4% to 2.4%
• Cash Flow from Operations (3)	$369.3M	$375M to $425M	1.5% to 15.1%

Longer-Term Targets (1)

We believe investments made in 2011 will position the
company to begin achieving some of these targets in 2012
(1) Not intended to represent expectations for any given year.
(2) Subject to availability, Board approval of share repurchases and/or dividends. The number could vary by year based on available acquisitions and capital expenditure plans.
Target
• Adjusted EPS	Double digit three-year CAGR for the year ending 2013
• Cash Flow from Operations	$450 million annually
• Capital Returned to Shareholders	Approximately 25% per year (2)
• Capital Structure	Focus on continued debt reduction, management of maturity schedules

Appendix

Working Capital Management
Two-Year Trend

# of Days
# of Days
(1
)

(1) All generic launches are subject to change due to litigation or pediatric exclusivity.
(2) Drugs already launched shown in gray and italics
4Q 2010	1Q 2011	FY 2011
Accolate	Lotrel	Aromasin
Ambien CR	Rythymol SR	Concerta
Aricept IR	Vfend	Fazaclo
Prevacid Soltabs	Tricor	Femara
Tussionex	Xalatan	Gabitril
Zyzal		Levaquin
Lipitor
Nasacort AQ
Uroxatrol
Zyprexa
Selected Branded Drug Patent Expirations (1),(2)

Fourth Quarter and Full Year 2010
Financial Results
Supplemental Slides